                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, J. Michael Talbert, an officer and director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer or director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of July 29, 1996.

/s/ J. Michael Talbert
- ----------------------
J. Michael Talbert

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Robert L. Long, an officer of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as an officer of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of July 29, 1996.

/s/ Robert L. Long
- ------------------
Robert L. Long

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Barbara S. Koucouthakis, an officer of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, her true and lawful attorneys to execute in her name (whether on behalf of the Company or as an officer of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed her name hereto as of July 29, 1996.

/s/ Barbara S. Koucouthakis
- ---------------------------
Barbara S. Koucouthakis

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Richard D. Kinder, a director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as a director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 10, 1996.

/s/ Richard D. Kinder
- ---------------------
Richard D. Kinder

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Ronald L. Kuehn, a director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as a director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 10, 1996.

/s/ Ronald L. Kuehn
- -------------------
Ronald L. Kuehn

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Max L. Lukens, a director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric
B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as a director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 10, 1996.

/s/ Max L. Lukens
- -----------------
Max L. Lukens

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Martin B. McNamara, a director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as a director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.


          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 10, 1996.

/s/ Martin B. McNamara
- ----------------------
Martin B. McNamara

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Gilbert M.A. Portal, a director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as a director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 10, 1996.

/s/ Gilbert M.A. Portal
- -----------------------
Gilbert M.A. Portal

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Donald G. Russell, a director of Sonat Offshore Drilling Inc. (the "Company"), does hereby constitute and appoint J. Michael Talbert, Robert L. Long, Barbara S. Koucouthakis and Eric B. Brown, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of the Company or as a director of the Company) the Registration Statement on Form S-4 and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to the offer, sale and resale of the common stock of the Company to be issued in exchange for shares of Transocean ASA and all exhibits thereto, and any other documents in connection therewith. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of June 11, 1996.

/s/ Donald G. Russell
- ---------------------
Donald G. Russell